FINANCIAL INVESTORS TRUST

Grandeur Peak Global Reach Fund

 (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 5, 2014 TO THE PROSPECTUS

DATED AUGUST 31, 2014

This Supplement updates certain information contained in the Prospectus for the Fund dated August 31, 2014. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.grandeurpeakglobal.com or calling us at 1.855.377.PEAK (7325).

Effective as of the close of business on September 30, 2014, the Fund will close to all purchases, except as described below (the “Hard Closure”).  The Hard Closure of the Grandeur Peak Global Reach Fund means purchases will no longer be accepted into this Fund from either new or existing shareholders after September 30th, unless the purchase is part of one of the listed exceptions:

Institutional Shareholders:

•

401k plans with an existing position

•

Automatic rebalancing of an existing position (as long as purchase amounts are de minimis, as determined by Grandeur Peak)

Retail Shareholders (Direct Shareholders Only):

•

Retirement Accounts

•

Education Savings Accounts

•

Minor Accounts (UTMA/UGMA)

•

Pre-established Automatic Investment Plans

All Shareholders:

•

Automatic reinvestment of the Fund distribution

These exceptions will be implemented wherever possible, but they may not be possible on all intermediary platforms.

As described in the Prospectus, the Fund’s investment adviser, Grandeur Peak Global Advisors, LLC, or the Fund each retains the right to make exceptions to any action taken to close a Fund or limit inflows into a Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE